UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

ACE SECURITIES CORP.
(as depositor under the Pooling and Servicing Agreement,
dated as of April l, 2007, providing for the issuance of
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1
Asset Backed Pass-Through Certificates)

SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1
(as issuing entity)

ACE Securities Corp.
(as registrant)

SunTrust Asset Funding, LLC
(as sponsor)

Delaware	333-141008	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina (Address of Principal Executive Offices)		28211 (Zip Code)

Registrant's telephone number, including area code: (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The consolidated financial statements of (i) XL Capital Assurance Ltd., which appears as Exhibit 99.1 in Security Capital Assurance Ltd’s Annual Report on Form 10-K for the year ending December 31, 2006 and (ii) XL Financial Assurance Inc., which appears as Exhibit 99.2 in Security Capital Assurance Ltd’s Annual Report on Form 10-K for the year ending December 31, 2006 (which was filed with the Securities and Exchange Commission on March 15, 2007, Commission File Number 001-32950, are hereby incorporated by reference in (a) the registration statement and (b) the prospectus supplement and shall be deemed to be part hereof and thereof.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)    Not applicable
(b)    Not applicable
(c)    Not applicable
(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.
23.2	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2007

ACE SECURITIES CORP.

By:	/s/ Evelyn Evechevarria
Name:	Evelyn Evechevarria
Title:	Vice President

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description	Page

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.	5

23.2	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.	6